FIXED INCOME PRESENTATION | MAY 2019

TABLE OF CONTENTS History and Business Overview .................……………..………………….…………………...................................................… 4 Business Segment Overview …..…………...........................……………..……………………......……….................................... 14 Financial Profile ............……………..………...........................……………..………………….…………................................................……. 20 Appendix ……………...........................……………..………...........................……………..………………………….………………….....................…… 29 Reconciliation of Non-GAAP Measures .....................……………..………...………..………………….………………..…… 46 2

FORWARD-LOOKING STATEMENTS Statements in this Presentation not based on historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and, accordingly, involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance, or achievements to differ materially from those discussed. These include statements as to our future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects, or future events. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” ”outlook,” “continue,” “likely,” “will,” “would”, and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. We do not undertake any obligation to publicly update or revise these forward-looking statements. The following factors, in addition to those discussed in our other filings with the SEC, including our Form 10-K for the year ended December 31, 2018 and subsequent reports on Form 10-Q, could cause actual results to differ materially from our current expectations expressed in forward-looking statements: . exposure to damages, fines, criminal and civil penalties, and reputational harm arising . reduced opportunities to generate asset remarketing income from a negative outcome in litigation, including claims arising from an accident involving . operational and financial risks related to our affiliate investments, including the Rolls-Royce & Partners Finance our railcars joint ventures (collectively the "RRPF affiliates") . inability to maintain our assets on lease at satisfactory rates due to oversupply of . fluctuations in foreign exchange rates railcars in the market or other changes in supply and demand . failure to successfully negotiate collective bargaining agreements with the unions representing a substantial . a significant decline in customer demand for our railcars or other assets or services, portion of our employees including as a result of: . asset impairment charges we may be required to recognize ◻ weak macroeconomic conditions . deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing ◻ weak market conditions in our customers' businesses costs ◻ declines in harvest or production volumes . Uncertainty relating to the LIBOR calculation process and potential phasing out of LIBOR after 2021 ◻ adverse changes in the price of, or demand for, commodities . competitive factors in our primary markets, including competitors with a significantly lower cost of capital than ◻ changes in railroad operations or efficiency GATX ◻ changes in supply chains . risks related to our international operations and expansion into new geographic markets, including the ◻ availability of pipelines, trucks, and other alternative modes of transportation imposition of new or additional tariffs, quotas, or trade barriers ◻ other operational or commercial needs or decisions of our customers . changes in, or failure to comply with, laws, rules, and regulations . higher costs associated with increased railcar assignments following non-renewal of . inability to obtain cost-effective insurance leases, customer defaults, and compliance maintenance programs or other maintenance . environmental remediation costs initiatives . inadequate allowances to cover credit losses in our portfolio . events having an adverse impact on assets, customers, or regions where we have a . inability to maintain and secure our information technology infrastructure from cybersecurity threats and concentrated investment exposure related disruption of our business . financial and operational risks associated with long-term railcar purchase commitments, including increased costs due to tariffs or trade disputes 3

121 HISTORY AND YEARS OF BUSINESS OVERVIEW EXPERIENCE 4

GATX’S 121-YEAR HISTORY 1898 Established as railcar lessor with 28 railcars 1919 Initiated quarterly dividend 1936 Began rail investment in Canada 1973 Acquired American Steamship Company (ASC) 1985 Began locomotive investment 1994 Began rail investment in Europe & Mexico 1998 Formed Rolls-Royce Partners and Finance (RRPF) Affiliates 2012 & 2013 Began rail investments in India and Russia 2019 $8.0 billion* in assets and approximately 148,000 wholly owned railcars worldwide *Assets on- and off-balance sheet as of 12/31/2018 5

DISCIPLINED AND PROVEN We strive to be recognized as the finest railcar leasing VISION company in the world by our customers, our shareholders, our employees and the communities where we operate. FOCUSED DISCIPLINED PROVEN BUSINESS CAPITAL ALLOCATION RETURNS TO STRATEGY SHAREHOLDERS 6

STRAIGHTFORWARD AND PROVEN BUSINESS MODEL BUY LEASE SERVICE MAXIMIZE the railcar at an the railcar to a the railcar in a manner the value of the economically attractive quality customer at that maximizes safety, railcar by selling or and competitively an attractive rate for in-use time and scrapping at the advantaged price a term that reflects customer satisfaction optimal time the business cycle 7

GATX TODAY – BUSINESS SEGMENTS RAIL NORTH AMERICA NET BOOK VALUE OF ASSETS . Premier railcar lessor . Diversified fleet of approximately 122,000 wholly owned railcars 1% and more than 650 locomotives . Strong customer credit quality, diversification in car types and 4% commodities carried 8% . Over $2.9 billion in committed lease receipts RAIL INTERNATIONAL . GATX Rail Europe (GRE) is a leading European tank 17% car lessor with over 23,000 railcars . Strong customer credit quality, diversification in car types, geography and commodities carried . Largest railcar lessor in India PORTFOLIO MANAGEMENT 70% . RRPF is the largest lessor of Rolls-Royce aircraft spare engines worldwide . $4.4 billion of operating assets in the RRPF affiliates . Over $2.9 billion of committed lease receipts at the RRPF affiliates $8.0 billion NBV* AMERICAN STEAMSHIP COMPANY 70% Rail North America . Largest US-flagged vessel operator on the Great Lakes 17% Rail International . Operates a fleet of efficient self-unloading ships 8% Portfolio Management . Exceptional safety record and leader in Great Lakes environmental matters 4% ASC 1% Other *Assets on- and off-balance sheet as of 12/31/2018 As of 12/31/2018 8

GATX’S STRONG GLOBAL PRESENCE GATX own approximately 148,000 railcars, over 650 locomotives, 11 vessels on the Great Lakes and has an interest in more than 450 aircraft spare engines. GATX Headquarter Locations • GATX Global Headquarters (Chicago, IL) • GATX Rail Europe (Vienna, Austria) • GATX Rail India (Gurgaon, India) • GATX Rail Russia (Moscow, Russia) American Steamship Company Headquarters (Williamsville, New York) Rolls-Royce & Partners Finance Headquarters (London, England) Major Business Office (excludes sales offices) Major Maintenance Facility (excludes field repair centers, customer site locations, & mobile units) GATX Rail Operations Footprint (Map excludes leasing footprint for RRPF) 9

CAPITAL ALLOCATION FRAMEWORK PRIORITY 1 . Invest in core assets to maximize shareholder value . $9.4 billion* of investments over the period shown INVESTMENT VOLUME $1,031 $943 $860 $763 $781 $770 $715 $634 $615 $621 $603 $585 $480 $ $ MILLIONS 2006 2008 2010 2012 2014 2016 2018 *Investment Volume and Non-cash Items As of 12/31/2018 10

CAPITAL ALLOCATION FRAMEWORK PRIORITY 2 . Optimize the balance sheet . Maintain a solid investment grade rating of BBB/Baa2 . Maintain capacity for opportunistic investments LEVERAGE & REDUCTION OF SECURED ASSETS 6.0x 50% 45% 5.0x 40% 4.0x 35% 30% 3.0x 25% 20% 2.0x 15% 1.0x 10% 5% 0.0x 0% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Recourse Debt/Equity % of Assets that are Secured *Total Recourse Debt = On-Balance Sheet Recourse Debt + Off-Balance Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and As of 12/31/2018 Bank Credit Facilities, Net of Unrestricted Cash 11

CAPITAL ALLOCATION FRAMEWORK PRIORITY 3 . In lockstep with Priorities 1 and 2, return excess cash to shareholders . Over the period shown below, $1.8 billion returned to shareholders CASH RETURNED TO SHAREHOLDERS $2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $ $ MILLIONS $800 $600 $400 $200 $0 2006 2008 2010 2012 2014 2016 2018 Cumulative Dividends Cumulative Share Repurchase As of 12/31/2018 12

GATX FINANCIAL HIGHLIGHTS EPS* $5.77 $5.37 $5.22 $4.48 $4.70 $3.50 $2.81 $2.01 $1.59 2010 2011 2012 2013 2014 2015 2016 2017 2018 ROE INVESTMENT VOLUME 18% 18% $1,031 $943 15% 14% $860 13% 13% $770 $715 11% $585 $615 $621 $603 9% 7% $ $ MILLIONS 2010 2011 2012 2013 2014 2015 2016 2017 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 *Graph displays Diluted EPS Diluted EPS & ROE exclude Tax Adjustments and Other Items. See Reconciliation of Non-GAAP Measures. 13

121 BUSINESS SEGMENT YEARS OF OVERVIEW EXPERIENCE 14

GATX RAIL NORTH AMERICA OVERVIEW 2018 OVERVIEW INDUSTRIES SERVED UTILIZATION* WHOLLY OWNED FLEET COUNT 100% 99% 99% 122,000 10% CAR TYPE COUNT 7% 26% 98% 160+ 98% AVERAGE FLEET AGE 96% 20 Years 13% 96% LOCOMOTIVE COUNT 94% 650+ NUMBER OF CUSTOMERS 24% 92% 20% 850+ 91% COUNTRIES OF OPERATIONS 90% US, Canada, & Mexico 26% Chemicals 13% Food & 90% 24% Refiners & Agriculture Other 7% Mining, 88% Petroleum Minerals & 20% Railroads Aggregates & Other 10% Other 86% Transports 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Based on 2018 Rail North America Revenue *Excludes boxcar fleet As of 12/31/2018 15

GATX ACTIVELY MANAGES THROUGH CYCLES GATX proactively manages changing market conditions by utilizing our strong customer relationships and diversity of our fleet to adjust rate and term. STRONG MARKET WEAK MARKET STRONG MARKET WEAK MARKET 70 67 63 66 50% 60 62 40% 60 54 39% 30% 50 45 35% 41 32% 20% 26% 38 MONTHS 35 7% 40 32 33 10% 14% 30 0% 5% -16% -10% 20 -11% -20% 10 -20% -10% -30% -28% 0 -40% 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Renewal Lease Term (left axis) Lease Price Index (right axis) 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019* Approximate # of railcars scheduled 20,000 17,500 15,000 17,000 21,000 20,000 21,000 20,000 17,000 12,500 15,100 13,900 17,800 for renewal** Renewal Success** 73% 60% 54% 62% 77% 82% 81% 86% 81% 67% 75% 83% N/A Rate Utilization** 98% 98% 96% 97% 98% 98% 99% 99% 99% 99% 98% 99% N/A *As of 12/31/2018 **Excludes boxcar fleet LPI = Lease Price Index: The average renewal lease rate change is reported as the percentage change between the average renewal lease rate and the average expiring lease rate, weighted by GATX’s North American fleet composition (excluding boxcars). Renewal Success Rate: The percentage of expiring leases that were renewed with the existing lessee. 16

GATX RAIL INTERNATIONAL OVERVIEW 2018 OVERVIEW INDUSTRIES SERVED BY GRE GRE FLEET UTILIZATION FLEET COUNT 5% 100% 23,000+ in Europe (GRE) 99% 99% 2,400+ in India and Russia 13% 98% CAR TYPE COUNT 97% 97% 97% 97% 97% 35+ 96% AVERAGE FLEET AGE (GRE) 96% 96% 95% 18 Years 55% 95% 95% 27% 94% NUMBER OF CUSTOMERS 220+ 93% 92% MAJOR COUNTRIES OF OPERATIONS 91% Germany, Poland, Austria, 55% Refiners 13% Railroads 90% Switzerland, The Netherlands, & Other & Other 2006 2008 2010 2012 2014 2016 2018 Czech Republic, Hungary Petroleum Transports As of 12/31/2018 27% Mining, 5% Other Minerals & Aggregates, Chemistry Based on 2018 GRE Revenue As of 12/31/2018 17

PORTFOLIO MANAGEMENT OVERVIEW 2018 RRPF OVERVIEW OWNED PORTFOLIO RRPF ENGINE TYPES 3% SPARE ENGINE COUNT 450+ 10% AVERAGE FLEET AGE 5% 21% 11 Years 31% 10% RRPF JV PRE-TAX INCOME (GATX’s SHARE) 11% $100 76% 11% 22% $80 $60 76% Aircraft Spare Engine 31% Trent XWB (A350) 10% V2500 (A320) 22% Trent 700 (A330) 5% Trent 800 (B777) Leasing Affiliates (RRPF) $ MILLIONS $40 21% Marine Equipment 11% Trent 900 (A380) 10% Other 11% Trent 1000 (B787) 3% Other $20 Based on NBV of approximately $4.4 billion; $606.8 million NBV as of 12/31/2018 100% of RRPF’s portfolio as of 12/31/18 $0 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 18

AMERICAN STEAMSHIP COMPANY OVERVIEW 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total Net Tons Carried 37.2 37.3 35.7 21.2 28.0 28.4 29.7 28.8 30.5 26.5 25.4 27.8 26.2 by ASC (in millions) ASCVessels Operated 18 18 18 12 13 14 14 13 15 13 11 12 11 ASC COMMODITIES CARRIED 2% FLEET SIZE 11 16% AVERAGE FLEET AGE 41 Years CUSTOMER BASE 20+ 27% 55% MAJOR COMMODITIES CARRIED Iron Ore, Coal and Limestone 55% Iron Ore 16% Limestone 27% Coal 2% Other Based on 2018 ASC volume 19

121 FINANCIAL PROFILE YEARS OF EXPERIENCE 20

FINANCIAL PROFILE: OVERVIEW  Strong, stable and predictable cash flow – Market leadership in railcar leasing business – High level of committed revenues – Credit strength of customer base  Strong balance sheet – Long-lived railcar assets – Limited secured debt  Excellent liquidity through cycles – Access to capital is well diversified – $600 million committed credit facility maturing in 2024 – $250 million committed credit facility maturing in 2022 – Balanced maturity schedule  Flexible capital spending  Credit Ratings: – Standard & Poor’s: BBB/A-2 – Moody’s: Baa2/P-2 21

GATX IS WELL-POSITIONED WITH STRONG CASH FLOWS . GATX has nearly $3.4 billion in committed future lease receipts . Our strong operating cash flow provides tremendous capital allocation flexibility GATX COMMITTED FUTURE LEASE RECEIPTS OPERATING CASH FLOW & PORTFOLIO PROCEEDS (Continuing Operations) $956 $761 $224 $224 $482 $482 $234 $234 $166 $166 $ $ MILLIONS $563 $ MILLIONS $264 $264 $385 $385 $289 $289 $409 $156 $388 $247 $154 $154 $123 $123 $68 $68 $285 $84 $509 $509 $370 $370 $307 $307 $364 $364 $411 $411 $497 $497 $244 $244 $340 $340 $542 $542 $267 $267 $293 $293 $458 $629 $629 2006 2008 2010 2012 2014 2016 2018 Operating Cash Flow Portfolio Proceeds As of 12/31/2018 As of 12/31/2018 22

GATX RAIL NORTH AMERICA: DIVERSE CUSTOMER PORTFOLIO CREDIT RATINGS OF TOP 50 CUSTOMER FAMILIES Largest GATX serves more customer represents 18% than less than 6.0% 850 individual of total lease 30% customers revenue 14% Average Top 20 customers relationship tenure account for 38% of top ten customers 36% of lease is 41 years revenue 30% AAA, AA, & A 38% BBB 14% BB or < 18% Private / Not Rated 12/31/2018 Customer families sometimes include more than one customer account; the S&P or equivalent ratings noted generally reflect the credit quality of the rated parent entity. Lease obligations of subsidiaries are not necessarily guaranteed by the rated parent entity. 23

FINANCIAL HIGHLIGHTS: STRONG BALANCE SHEET GATX primarily issues unsecured debt (leaving assets largely unencumbered), manages leverage, and balances debt maturity schedules LEVERAGE & REDUCTION OF SECURED ASSETS FUTURE DEBT OBLIGATIONS $2,710 6.0x Sold aircraft leasing 50% business & reduced 45% 5.0x leverage and secured assets 40% 35% 4.0x Stable Leverage post-2006 30% 3.0x 25% 20% $ MILLIONS 2.0x 15% 10% 1.0x 5% $663 0.0x 0% $350 2002 2004 2006 2008 2010 2012 2014 2016 2018 $250 $250 $250 Recourse Debt/Equity % of Assets that are Secured 2019 2020 2021 2022 2023 Thereafter As of 12/31/2018 Total Recourse Debt = On-Balance Sheet Recourse Debt + Off-Balance Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash As of 12/31/2018 24

FINANCIAL HIGHLIGHTS: STRONG BALANCE SHEET GATX has decreased borrowing costs and increased borrowing term. GATX issued $700 million of public unsecured debt in 2018 DECLINING COST OF DEBT & INCREASING BORROWING TERM 7.0% 10.0 9.0 6.0% 6.4% 9.2 8.9 8.0 5.0% 7.0 6.0 4.0% 4.0% 5.0 3.7% 3.0% 5.0 4.0 3.0 2.0% 3.3 2.0 1.0% 1.0 0.0% - 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Effective Cost of Debt (left axis) Average Life in Years (right axis) As of 12/31/2018 25

FINANCIAL PROFILE: DIVERSIFIED ACCESS TO CAPITAL  GATX will continue to utilize its traditional sources to meet its financing needs: – Commercial paper – Unsecured debt offerings – Unsecured private placements – Unsecured bank term loans – Secured rail debt 26

FINANCIAL PROFILE: SOURCES OF FINANCING 1400 1200 1000 800 600 $ $ in millions 400 200 0 2013 2014 2015 2016 2017 2018 Unsecured Notes (US) Term Loans (US) Term Loans (Europe) Sale Leasebacks Private Placements (US) Retail Bonds (US) 27

FINANCIAL PROFILE: SUMMARY SOLID AND STRONG BALANCE EXCELLENT PREDICTABLE SHEET LIQUIDITY POSITION CASH FLOW  Primarily long-lived,  $850 million committed availability under primary  Market leader in widely used railcar credit facilities railcar leasing assets  Strong and efficient CP program business  High market value of  Consistent access to capital markets through cycles  Committed future assets relative to lease receipts from book value  Balanced debt maturity profile strong and  Limited secured debt diversified customer base  Operational and geographic diversification  Capital spending flexibility  Solid and sustained customer relationships 28

121 APPENDIX YEARS OF EXPERIENCE 29

RAIL NORTH AMERICA 30

NORTH AMERICA – INDUSTRY RAILCAR OWNERSHIP Approximately 1.6 million railcars NORTH AMERICAN FLEET RAILROADS (18%) LESSORS (54%) BY CAR TYPE . Ownership of railcars has been . Shift from railroad- and shipper- declining owned railcars to lessor market 5% . Virtually no tank car ownership due share 7% to complexities and regulations . Lessors dominate the tank car 8% . Focus of capital investment segment due to complex 34% on infrastructure services and compliance requirements 18% 21% 18% 54% 25% SHIPPERS (18%) 10% TTX (10%) . Shipper market share has . Fleet is predominantly focused 34% Covered Hopper been relatively constant since on intermodal, flat cars, and 25% Tank 2008 at ~18% boxcars 21% Open Top 8% Flat . Alternative focus of capital on . Overall market share has core business versus railcar remained steady since 2008 7% Boxcar investments at ~10% of the North 5% Intermodal American fleet Approximately 1.6 million railcars UMLER as of January 2019 31

NORTH AMERICA – TANK & FREIGHT INDUSTRY OWNERSHIP RAILCARS BY TYPE TANK CAR OWNERSHIP SHARE (Based on approximately 1.6 million railcars) 19% 5% 81% Lessor 7% 19% Shipper/Other 25% <1% Railroad 8% Based on approximately 410,000 tank cars 81% 21% FREIGHT CAR OWNERSHIP SHARE 34% 13% 45% Lessor 18% 45% 24% Railroad 25% Tank 8% Flatcar 18% Shipper/Other 34% Covered Hopper 7% Boxcar 13% TTX 21% Open Top 5% Intermodal Based on approximately 1.2 million 24% freight cars UMLER as of January 2019 32

NORTH AMERICA – LESSOR MARKET SHARE LESSOR OWNERSHIP SHARE TANK CAR LESSOR OWNERSHIP SHARE (Based on approximately 876,000 lessor-owned railcars) 2% 10% 18% 18% GATX 8% 36% Union Tank Car 14% 17% Trinity 23% 9% 9% CIT 8% SMBC 2% Wells Fargo Rail 17% 36% 16% 10% Other 6% Based on approximately 332,000 lessor-owned tank cars FREIGHT CAR LESSOR OWNERSHIP SHARE 13% 15% 9% 9% GATX 13% 26% Wells Fargo Rail 32% 15% CIT 11% Trinity 14% GATX 13% Trinity 26% 5% SMBC 16% Wells Fargo Rail 6% SMBC 2% Union Tank Car 15% Union Tank Car 23% Other 13% CIT 2% 32% Other 15% Based on approximately 544,000 5% 11% lessor-owned freight cars UMLER as of January 2019 33

NORTH AMERICA – INDUSTRY BACKLOG INDUSTRY BACKLOGS 160,000 . Cyclicality of the industry is illustrated 140,000 by the backlog of orders at the railcar manufacturers 120,000 . The 2013 and 2014 spike in tank car 100,000 backlog was primarily due to the crude/ 80,000 fracking boom . Backlogs have 60,000 moderated post-crude boom but remain high relative to history and 40,000 relative to carload demand 20,000 ’99 ’00 ’01 ’02 ’03 ’04 ’05 ’06 ’07 ’08 ’09 ’10 ’11 ’12 ’13 ‘14 ’15 ’16 ’17 ’18 Number of Tank Number of Freight Railway Supply Institute as of January 2019 34

GATX RAIL NORTH AMERICA: DIVERSE FLEET

	CAR TYPE	COMMODITIES CARRIED	% OF FLEET	% OF NBV
TANK CARS	General Service Tank Cars: 20k-25k gallon	Liquid fertilizers, Fuel oils, Asphalt, Food-grade oils, Chemicals (styrene, glycols, etc.)	15.1%	14.0%
	General Service Tank Cars: >25k gallon	Ethanol & methanol, Food-grade oils, Lubricating oils, Light chemicals, Light petroleum products (crude oil, fuel oils, diesels, gasoline, etc.)	14.3%	19.8%
	High-Pressure Tank Cars	LPG, VCM, Propylene, Carbon dioxide	10.0%	12.1%
	General Service Tank Cars: 13k-19k gallon	Molten sulfur, Clay slurry, Caustic soda, Corn syrup	5.2%	4.6%
	Other Specialty Tank Cars	Acids (sulfuric, hydrochloric, phosphoric, acetic, nitric, etc.), Coal tar pitch, Specialty Chemicals	5.1%	4.8%
	Total Tank		49.7%	55.3%
FREIGHT CARS	Boxcars	Paper products, Lumber, Canned goods, Food and beverages	13.4%	6.2%
	Open-top Cars	Aggregates, Coal, Coke, Woodchips, Scrap metal, Steel coils	7.3%	7.1%
	Gravity Covered Hoppers: >4k cubic feet	Grain, Sugar, Fertilizer, Potash, Lime, Soda ash, Bentonite	11.3%	11.8%
	Pneumatic Covered Hoppers	Plastic pellets	5.9%	3.6%
	Gravity Covered Hoppers: <4k cubic feet	Sand, Cement, Roofing granules, Fly ash, Dry chemicals	4.4%	4.9%
	Pressure Differential Covered Hoppers	Flour, Corn starch, Mineral powder, Lime, Clay, Cement	2.4%	2.2%
	Other	Flat cars (lumber and steel), Intermodal (containerized goods), Automotive (finished vehicles)	5.6%	8.9%
	Total Freight		50.3%	44.7%

As of 12/31/2018

35

GATX

GATX RAIL NORTH AMERICA: CONTINUOUS INVESTMENT $6.0 130 Car count increased 8% $5.7 Assets increased 36% 120 $5.5 $5.4 $5.2 $5.1 110 $5.0 $5.0 100 $4.6 $4.5 $4.5 $4.4 90 $4.2 $4.2 $4.1 80 ASSETS IN $ $ BILLIONS IN ASSETS $4.0 RAILCARS IN THOUSANDS IN RAILCARS 70 $3.5 60 $3.0 50 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Assets Railcars *Assets include on- and off-balance sheet 36

RAIL INTERNATIONAL 37

INTERNATIONAL – EUROPEAN INDUSTRY SNAPSHOT . Lease rate volatility is lower RAILCAR OWNERSHIP INDUSTRY CAR TYPES (Based on approximately 705,000 railcars in relative to North American standard-gauge countries) market . Key segments continue to 9% demonstrate need to replace 29% aging equipment for 30% 15% regulatory reasons . Eastern European fleets include many older, smaller tank cars 70% 16% 31% . Increasingly difficult for smaller lessors to obtain financing and meet required regulatory standards in a 70% Other 30% Leasing Companies 29% Flat Wagons 15% Covered Wagons cost-effective manner 16% Tank Wagons 9% Other 31% Dry Bulk Wagons GATX management estimates as of 12/31/2018 38

EUROPE – TANK & FREIGHT INDUSTRY OWNERSHIP RAILCARS BY TYPE TANK CAR OWNERSHIP SHARE (Based on approximately 705,000 railcars in standard-gauge countries) 9% 25% 75% Lessor 25% Railroad & Privately 29% Owned 15% Based on approximately 113,000 tank cars 75% FREIGHT CAR OWNERSHIP SHARE 16% 31% 21% 21% Lessor 79% Railroad & Privately Owned 29% Flat Wagons 15% Covered Wagons 16% Tank Wagons 9% Other Based on approximately 592,000 freight cars 31% Dry Bulk Wagons 79% GATX management estimates as of 12/31/2018 39

EUROPE – LESSOR MARKET SHARE LESSOR OWNERSHIP SHARE TANK CAR LESSOR OWNERSHIP SHARE (Based on approximately 212,000 lessor-owned railcars) 25% GRE 16% 36% VTG 11% 2% 16% 25% 14% Ermewa 7% 7% Wascosa 2% Touax 5% 14% 16% Other Based on approximately 85,000 7% 36% lessor-owned tank cars 40% FREIGHT CAR LESSOR OWNERSHIP SHARE 21% 0% 2% 20% 2% GRE 40% VTG 11% GATX Rail 5% Touax 4% 40% 27% Ermewa Europe (GRE) 16% Other 7% Touax 7% 40% VTG 4% Wascosa 21% Ermewa 20% Other 7% Wascosa 27% Based on approximately 127,000 lessor-owned freight cars GATX management estimates as of 12/31/2018 40

PORTFOLIO MANAGEMENT 41

RRPF AFFILIATES OVERVIEW The RRPF affiliates portfolio has committed future lease receipts of more than $2.9 billion. RRPF OVERVIEW RRPF ENGINE TYPES . GATX established its first partnership with Rolls-Royce 10% plc in 1998 5% . Total NBV of engines upon 31% RRPF establishment was $350 10% million; today the NBV is approximately $4.4 billion 11% . RRPF affiliates contribute meaningfully to GATX’s financial results 11% 22% . Lease aircraft spare engines to commercial airlines and Rolls- Royce plc 31% Trent XWB (A350) 10% V2500 (A320) 22% Trent 700 (A330) 5% Trent 800 (B777) － The largest Rolls-Royce 11% Trent 900 (A380) 10% Other aircraft spare engine 11% Trent 1000 (B787) portfolio in the industry, Based on NBV of approximately $4.4 billion; with 450+ engines 100% of RRPF’s portfolio as of 12/31/18 As of 12/31/2018 42

RRPF - GROWTH IN REVENUE & NET BOOK VALUE CAGRs of 15.6% and 14.4% for NBV and Total Annual Revenue, respectively, since 1998. 2018 NBV: $4,429M Rev: $433M $5,000 $500 $4,500 $450 $4,000 $400 $3,500 1998 $350 $3,000 $300 $2,500 NBV: $243M $250 NBV (MILLIONS) NBV Rev: $29M $2,000 $200 REVENUE (MILLIONS) REVENUE $1,500 $150 $1,000 $100 $500 $50 $0 $0 1999 2001 2003 2005 2007 2009 2011 2013 2015 2017 2018 NBV Total Annual Revenue As of 12/31/2018 43

AMERICAN STEAMSHIP COMPANY 44

GREAT LAKES INDUSTRY OVERVIEW US-FLAGGED DRY BULK CARGO CARRIAGE CAPACITY OF US-FLAG VESSEL OPERATORS 120 7% 100 7% 27% 80 12% 60 22% 25% 40 20 27% ASC 12% Grand River Navigation 25% Interlake Steamship Company 7% Central Marine Logistics 0 22% Great Lakes Fleet, Inc. 7% Other 2007 2009 2011 2014 2016 2018 US-flagged Net Tons Carried ASC Net Tons Carried Total annual industry capacity 97 million net tons SAILING SEASON GENERALLY RUNS FROM SHIPPING INDUSTRY ON THE GREAT LAKES IS LATE MARCH THROUGH MID-JANUARY MATURE WITH HIGH BARRIERS TO ENTRY . Weather conditions and water levels impact operating . US new-build vessel costs have risen sharply efficiencies, especially the starting and ending months of . Jones Act protects U.S.-flagged operators the season . Concentrated customer base Lake Carriers’ Association as of 1/31/2019 GATX/ASC management estimates as of 4/10/2019 45

RECONCILIATION 121 OF NON-GAAP YEARS OF EXPERIENCE MEASURES 46

RECONCILIATION OF NON-GAAP MEASURES – NET INCOME MEASURES

Net Income	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
(in millions)										
Net income (GAAP)	$ 81.4	$ 80.8	$ 110.8	$ 137.3	$ 169.3	$ 205.0	$ 205.3	$ 257.1	$ 502.0	$ 211.3
Adjustments attributable to consolidated pre-tax income:										
Cost attributable to the closure of a maintenance facility at Rail International	-	-	-	-	-	-	-	-	-	9.5
Railcar impairment at Rail North America	-	-	-	-	-	-	-	29.8	-	-
Net loss (gain) on wholly owned Portfolio Management marine investments	-	-	-	-	-	-	9.2	2.5	(1.8)	-
Residual sharing settlement at Portfolio Management	-	-	-	-	-	-	-	(49.1)	-	-
Early retirement program	-	-	-	-	-	-	9.0	-	-	-
Litigation recoveries	-	(6.5)	(3.2)	-	-	-	-	-	-	-
Leveraged lease adjustment	-	-	(5.5)	-	-	-	-	-	-	-
Total adjustments attributable to consolidated pre-tax income	$ -	$ (6.5)	$ (8.7)	$ -	$ -	$ -	$ 18.2	$ (16.8)	$ (1.8)	$ 9.5
Income taxes thereon, based on applicable effective tax rate	$ -	$ 2.4	$ 2.0	$ -	$ -	$ -	$ (6.9)	$ 7.2	$ 0.7	$ (3.1)
Other income tax adjustments attributable to consolidated income:										
Income tax rate changes	-	-	-	0.7	-	-	14.1	-	-	-
GATX income taxes on sale of AAE	-	-	-	-	23.2	-	-	-	-	-
Impact of the Tax Cuts and Jobs Act of 2017	-	-	-	-	-	-	-	-	(315.9)	(16.5)
Foreign tax credit utilization	(7.4)	-	-	(4.6)	(3.9)	-	-	(7.1)	-	(1.4)
Tax benefits upon close of tax audits	-	(9.5)	(4.8)	(15.5)	-	-	-	-	-	-
Total other income tax adjustments attributable to consolidated income	$ (7.4)	$ (9.5)	$ (4.8)	$ (19.4)	$ 19.3	$ -	$ 14.1	$ (7.1)	$ (315.9)	$ (17.9)
Adjustments attributable to affiliates' earnings, net of taxes:										
Net loss (gain) on Portfolio Management affiliate	-	-	-	-	-	-	11.9	(0.6)	-	-
Income tax rate changes	-	(1.9)	(4.1)	(4.6)	(7.6)	-	(7.7)	(3.9)	-	-
Pre-tax gain on sale of AAE	-	-	-	-	(9.3)	-	-	-	-	-
Interest rate swaps at AAE	20.7	9.3	(0.2)	20.5	(6.9)	-	-	-	-	-
Total adjustments attributable to affiliates' earnings, net of taxes	$ 20.7	$ 7.4	$ (4.3)	$ 15.9	$ (23.8)	$ -	$ 4.2	$ (4.5)	$ -	$ -
Net Income, excluding tax adjustments and other items (non-GAAP)	$ 94.7	$ 74.6	$ 95.0	$ 133.8	$ 164.8	$ 205.0	$ 234.9	$ 235.9	$ 185.0	$ 199.8

Earnings per Share	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Diluted earnings per share (GAAP)	$ 1.70	$ 1.72	$ 2.35	$ 2.88	$ 3.59	$ 4.48	$ 4.69	$ 6.29	$ 12.75	$ 5.52
Diluted earnings per share, excluding tax adjustments and other items (non-GAAP)	$ 1.97	$ 1.59	$ 2.01	$ 2.81	$ 3.50	$ 4.48	$ 5.37	$ 5.77	$ 4.70	$ 5.22

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RECONCILIATION OF NON-GAAP MEASURES – BALANCE SHEET MEASURES On- and Off-Balance Sheet Assets 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total assets (GAAP)$ 5,206.4 $ 5,442.4 $ 5,846.0 $ 6,044.7 $ 6,535.5 $ 6,919.9 $ 6,894.2 $ 7,105.4 $ 7,422.4 $ 7,616.7 Off-balance sheet assets: Rail North America 1,012.1 968.1 884.5 863.5 887.9 606.1 488.7 456.5 435.7 430.2 ASC - - - 21.0 16.5 11.7 6.8 2.6 - - Portfolio Management 4.0 3.4 2.6 - - - - - - - Total off-balance sheet assets$ 1,016.1 $ 971.5 $ 887.1 $ 884.5 $ 904.4 $ 617.8 $ 495.5 $ 459.1 $ 435.7 $ 430.2 Total assets, as adjusted (non-GAAP)$ 6,222.5 $ 6,413.9 $ 6,733.1 $ 6,929.2 $ 7,439.9 $ 7,537.7 $ 7,389.7 $ 7,564.5 $ 7,858.1 $ 8,046.9 48